Exhibit 99.1

Nevada Gold & Casinos, Inc.

Unaudited Pro Forma Consolidated Financial Statements

Effective December 31, 2018, Nevada Gold & Casinos, Inc. (the “Company”) and Nevada Gold & Casinos LV, LLC, a wholly-owned subsidiary of the Company (“NGC LV”), completed the sale of substantially all of their assets related to Club Fortune Casino located in Henderson, Nevada (“Club Fortune”) to Truckee Gaming, LLC (“Truckee”). The sale was effected pursuant to a previously announced Asset Purchase Agreement dated as of June 26, 2018 (the “Asset Purchase Agreement”), by and among Truckee, NGC LV, and the Company.

The purchase price was approximately $14.65 million, subject to certain post-closing purchase price adjustments, including a post-closing working capital true-up. A portion of the purchase price was used by the Company to pay in full the outstanding principal and other amounts due under the Company’s credit agreement with Mutual of Omaha Bank.

The following unaudited pro forma consolidated statements of operations for the years ended April 30, 2018 and 2017, and for the six months ended October 31, 2018, give effect to the sale of Club Fortune as if it occurred on the first day of the period presented. The unaudited pro forma financial statements are not necessarily indicative of the results that would have been reported had such transactions actually occurred on the date specified, nor are they indicative of the Company’s future results of operations or financial condition. The unaudited pro forma financial statements are based on and should be read in conjunction with, the historical financial statements and notes thereto of the Company and the historical financial statements and notes thereto of the Company.

The pro forma adjustments eliminate Club Fortune financial results, record the sale of Club Fortune and the resulting repayment of the related debt, and eliminate expenses that would not have been incurred had the sale of Club Fortune occurred at the beginning of the period presented.

Nevada Gold & Casinos, Inc.
Pro Forma Statement of Operations
Six Months Ended October 31, 2018

		Historical	Adjustments	AJE	Pro forma
Revenues:
Casino		$23,504,388			$23,504,388
Food and beverage		5,009,925			5,009,925
Other		720,310			720,310
Net revenue		29,234,623			29,234,623
Expenses:
Casino		11,342,078			11,342,078
Food and beverage		4,448,208			4,448,208
Other		113,820			113,820
Marketing and administrative		8,868,945			8,868,945
Facility		885,559			885,559
Corporate		2,630,530	$(850,788)	B, C	1,779,742
Depreciation and amortization		244,657			244,657
Gain on sale of assets		(34,356)	(9,054)	B	(43,410)
Total operating expenses		28,499,441			27,639,599
Operating income		735,182			1,595,024
Non-operating income (expenses):
Interest Income		16,875			16,875
Interest expense and amortization of loan issue costs		(208,443)	208,443	C	-
Loss on extinguishment of debt		-	(77,076)	B	(77,076)
Change in swap fair value		9,020	(9,020)	C	-
Income from continuing operations before income tax		552,634			1,534,823
Income tax expense		(122,140)	(179,672)	D	(301,812)
Income from continuing operations		430,494			1,233,011
Income from discontinued operations, net of taxes		56,752	(56,752)	A	-
Net income		$487,246			$1,233,011
Per share information:
Income from continuing operations per common share - basic and diluted		$0.03			$0.07
Income from discontinued operations per common share - basic and diluted		$-			$-
Net income per common share - basic and diluted		$0.03			$0.07
Basic weighted average number of common shares outstanding		16,848,802			16,848,802
Diluted weighted average number of common shares outstanding		17,195,775			17,195,775

A Eliminate income from discontinued operations, net of tax
Income from discontinued operations, net of tax	$56,752
Cash		$(56,752)

B Record the sale:
Assets held for sale (excludes cash)		$(13,890,758)
Liabilities held for sale		925,544
Bank loan		6,900,000
Broker fee	$293,760
Other fees	53,268
Cash to seller		6,672,752
Restricted cash		732,620
Cash		(1,678,132)
(Gain) / loss on sale	(9,054)
Swap asset		(143,692)
Receivable		143,692
Loan costs		(77,076)
Loss on extinguishment of debt	77,076

C Reverse expenses May 1 - Oct 31:
Interest expense	$(173,056)
Amortization of loan costs	(27,684)
Swap interest	12,217
Swap mark to market	9,020
Non-usage loan fee	(19,920)
Selling related fees	(1,197,816)
Cash		$1,397,239

D Record tax effect of adjustments
Tax expense	$179,672
Deferred income taxes		$(179,672)

Nevada Gold & Casinos, Inc.
Pro Forma Statement of Operations
Year Ended April 30, 2018

			A
		Historical	Club Fortune	Adjustments	AJE	Pro forma
Revenues:
Casino		$65,767,827	$(12,227,929)			$53,539,898
Food and beverage		13,252,982	(3,222,190)			10,030,792
Other		1,978,619	(407,192)			1,571,427
Gross revenue		80,999,428	(15,857,311)			65,142,117
Less promotional allowances		(6,446,902)	2,299,310			(4,147,592)
Net revenues		74,552,526	(13,558,001)			60,994,525
Expenses:
Casino		36,476,733	(6,624,788)			29,851,945
Food and beverage		6,801,269	(1,529,761)			5,271,508
Other		206,764	(107,691)			99,073
Marketing and administrative		20,715,534	(3,373,352)			17,342,182
Facility		2,008,090	(206,396)			1,801,694
Corporate		3,009,735		$(242,811)	B, C	2,766,924
Depreciation and amortization		2,370,752	(1,412,725)			958,027
Loss (gain) on sale of assets		7,863		(9,054)	B	(1,191)
Write downs and other charges		358,807				358,807
Total operating expenses		71,955,547	(13,254,713)			58,448,969
Operating income		2,596,979	(303,288)			2,545,556
Non-operating income (expenses):
Interest Income		46,241				46,241
Interest expense and Amortization of loan issue costs		(637,387)		637,387	C	-
Loss on extinguishment of debt		-		(104,760)	B	(104,760)
Change in swap fair value		171,018		(171,018)	C	-
Income before income tax		2,176,851				2,487,037
Income tax expense		(853,426)		(183,663)	D	(1,037,089)
Net income		$1,323,425				$1,449,948
Per share information:
Net income per common share - basic and diluted		$0.08				$0.08
Basic weighted average number of common shares outstanding		16,985,532				16,985,532
Diluted weighted average number of common shares outstanding		17,350,402				17,350,402

A Eliminate Club Fortune

B Record the sale:
Assets held for sale (excludes cash)		$(13,890,758)
Liabilities held for sale		925,544
Bank loan		6,900,000
Broker fee	$293,760
Other fees	53,268
Cash to seller		6,672,752
Restricted cash		732,620
Cash		(1,678,132)
(Gain) / loss on sale	(9,054)
Swap asset		(134,672)
Receivable		134,672
Loan costs		(104,760)
Loss on extinguishment of debt	104,760

C Reverse expenses of fiscal 2018:
Interest expense	$(432,918)
Amortization of loan costs	(133,829)
Swap interest	(39,604)
Swap mark to mkt	171,018
Non-usage loan fee	(31,036)
Selling related fees	(589,839)
Cash		$1,056,208

D Record tax effect of adjustments
Tax expense	$183,663
Deferred income taxes		$(183,663)

Nevada Gold & Casinos, Inc.
Pro Forma Statement of Operations
Year Ended April 30, 2017

			A
		Historical	Club Fortune	Adjustments	AJE	Pro forma
Revenues:
Casino		$65,838,576	$(12,283,402)			$53,555,174
Food and beverage		13,439,326	(3,368,559)			10,070,767
Other		2,140,113	(431,208)			1,708,905
Gross revenue		81,418,015	(16,083,169)			65,334,846
Less promotional allowances		(6,959,066)	2,612,286			(4,346,780)
Net revenues		74,458,949	(13,470,883)			60,988,066
Expenses:
Casino		36,488,019	(6,645,654)			29,842,365
Food and beverage		6,194,698	(1,175,606)			5,019,092
Other		208,090	(123,496)			84,594
Marketing and administrative		20,752,103	(3,781,238)			16,970,865
Facility		2,126,150	(208,217)			1,917,933
Corporate		2,719,003		$347,028	B, C	3,066,031
Depreciation and amortization		3,021,280	(1,491,521)			1,529,759
Loss (gain) on sale of assets		77,183	(58,796)	(9,054)	B	9,333
Write downs and other charges		1,101,472				1,101,472
Total operating expenses		72,687,998	(13,484,528)			59,541,444
Operating income		1,770,951	13,645			1,446,622
Non-operating income (expenses):
Interest income		81,011				81,011
Interest expense and Amortization of loan issue		(747,554)		747,554	C	-
Loss on extinguishment of debt		-		(238,589)	B	(238,589)
Change in swap fair value		250,385		(250,385)	C	-
Income before income tax		1,354,793				1,289,044
Income tax expense		(790,829)		(17,245)	D	(808,074)
Net income		$563,964				$480,970
Per share information:
Net income per common share - basic and diluted		$0.03				$0.03
Basic weighted average number of common shares outstanding		17,688,229				17,688,229
Diluted weighted average number of common shares outstanding		17,990,524				17,990,524

A Eliminate Club Fortune

B Record the sale:
Assets held for sale (excludes cash)		$(13,890,758)
Liabilities held for sale		925,544
Bank loan		6,900,000
Broker fee	$293,760
Other fees	53,268
Cash to seller		6,672,752
Restricted cash		732,620
Cash		(1,678,132)
(Gain) / loss on sale	(9,054)
Swap asset		36,346
Payable		(36,346)
Loan costs		(238,589)
Loss on extinguishment of debt	238,589

C Reverse expenses of fiscal 2017:
Interest expense	$(510,612)
Amort of loan costs	(95,041)
Swap interest	(121,861)
Swap mark to mkt	250,385
Non-usage loan fee	(20,040)
Cash		$497,169

D Record tax effect of adjustments
Tax expense	$17,245
Deferred income taxes		$(17,245)